        Exhibit 10.6

CERTAIN INFORMATION IDENTIFIED WITH [***] HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT #2
THIS AMENDMENT #2 TO ADVANCED PURCHASE AGREEMENT (“Amendment”) is made effective as of the last date of signature (the “Amendment Effective Date”) by and between NOVAVAX, INC, a Delaware corporation with offices at 21 Firstfield Road, Gaithersburg, MD 20878 U.S.A. (“Novavax”), and the Commonwealth of Australia as Represented by the Department of Health, with offices at Scarborough House 1 Atlantic Street, Woden, ACT 2606, Australia (collectively, “Customer”).
RECITALS
WHEREAS, Novavax and Customer entered into that certain Advanced Purchase Agreement dated effective 31 December 2020 (as amended, including by way of the Amendment to the Advanced Purchase Agreement between the parties dated 23 December 2021 (the “First Amendment”)) (the “Agreement”); and
WHEREAS, the Parties desire to amend certain provisions of the Agreement.
NOW THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth and other good and valuable consideration, the receipt of which is hereby acknowledged by the Parties, the Parties hereto agree that the Agreement is further amended by this Amendment as follows:
1.Delivery. The second sentence of Section 2.4. (Delivery) of the Agreement shall be deleted and replaced with the following:
Novavax will deliver or ensure that the Sponsor delivers [***]. Thereafter, Novavax will deliver or ensure that the Sponsor delivers the balance of the Aggregate Amount in accordance with the quantities of Vaccine specified in the Delivery Schedule, and otherwise in accordance with Section 3.1. Novavax will coordinate with Customer with the intention to ship Product [***].
2.Shelf Life. The following new Sections 2.4A, 2.4B and 2.4C shall be inserted into the Agreement and shall read as follows:
2.4A    Shelf life. Novavax will ensure the Product is delivered to TGA for batch testing with a remaining shelf life of at least [***] once the Product has been assigned Regulatory Approval in the Territory for a minimum shelf life of nine months expiry. Novavax will use reasonable endeavors to ensure the Product is delivered to TGA for batch testing with a remaining shelf life of at least [***] prior to the Product being assigned Regulatory Approval in the Territory for a minimum shelf life of nine months expiry.
2.4B    Additional Regulatory Approvals. Novavax must use its [***] to obtain Regulatory Approval in the Territory from the TGA as soon as possible, for an extended expiry date for the Vaccine and booster dose application for the Vaccine.
2.4C    Delivery Change Request. Novavax acknowledges that it received a Delivery Change Request from the Customer dated 4 February 2022 (the “February 2022 Delivery Change Request”). Notwithstanding any other
CONFIDENTIAL        NCN: COM-13002

provision of the Agreement, Novavax releases the Customer from any and all Losses incurred by Novavax, its affiliates, Sponsor and its or their respective officers, directors, employees, agents and contractors, resulting from or arising in connection with the February 2022 Delivery Change Request.
3.Exhibit B. Exhibit B in the Agreement is hereby deleted and replaced with the attached Exhibit B.
4.Effectiveness of Amendment. Except as amended hereby, the Agreement shall remain in full force and effect. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.
5.Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute one and the same instrument. This Amendment shall be effective upon full execution by electronic transmission or original, and an electronically transmitted signature shall be deemed to be and shall be as effective as an original signature.

CONFIDENTIAL    2    NCN: COM-13002

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed by their duly authorized representatives as of the last date of signature written below.
NOVAVAX, INC.
By: /s/ John A. Herrmann III
Signature
Name: John A. Herrmann III
Title: EVP, Chief Legal Officer
Date: 3/22/2022

SIGNED by an authorised representative for and on behalf of the Commonwealth of Australia acting through and represented by the Department of Health and Aged Care [***] in the presence of:
[***]	[***]
Signature of witness	Signature of authorised signatory
[***]	[***]
Name of Witness (block letters)	Name of authorised signatory (block letters)
[***]
Date: April 6, 2022_______________________	Position of authorised signatory

CONFIDENTIAL    3    NCN: COM-13002

Exhibit B
Delivery Schedule
[Pursuant to Regulation S-K, Item 601(a)(5), this Exhibit B setting forth the Delivery Schedule has not been filed. The Registrant agrees to furnish supplementally a copy of any omitted schedules to the Securities and Exchange Commission upon request; provided, however, that the Registrant may request confidential treatment of omitted items.]
CONFIDENTIAL    4    NCN: COM-13002